UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 5, 2011

IMMUCOR, INC.
(Exact name of registrant as specified in its charter)

Georgia	0-14820	22-2408354
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3130 Gateway Drive, Norcross, Georgia	30071
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 441-2051

Not Applicable
(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

    On July 5, 2011, Immucor, Inc., a Georgia corporation (the “Company”), distributed the communications attached hereto as Exhibits 99.1 to 99.8, which are incorporated herein by reference.

Notice to Investors

The planned tender offer described in this Current Report on Form 8-K has not yet commenced. The description contained in this Current Report on Form 8-K is not an offer to buy or the solicitation of an offer to sell securities. At the time the planned tender offer is commenced, IVD Holdings Inc. and IVD Acquisition Corporation will file a tender offer statement on Schedule TO with the Securities and Exchange Commission (the “SEC”), and the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the planned tender offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other tender offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully before making any decision to tender securities in the planned tender offer.  These materials will be made available to the Company’s shareholders at no expense to them and may also be obtained by contacting the Company’s Investor Relations Department at 3130 Gateway Drive, Norcross, Georgia, telephone number (770) 441-2051.  All of these materials (and all other tender offer documents filed with the SEC) will also be made available at no charge at the SEC’s website (www.sec.gov).

Additional Information about the Merger and Where to Find It

In connection with the potential one-step merger, the Company will file a proxy statement with the SEC. Additionally, the Company will file other relevant materials with the SEC in connection with the proposed acquisition of the Company by IVD Holdings Inc. and IVD Acquisition Corporation pursuant to the terms of the merger agreement. The proxy statement and other material filed with the SEC will contain important information about the Company and the merger that should be read carefully before making any voting or investment decision with respect to the proposed merger.  These materials will be made available to the Company’s shareholders at no expense to them and may also be obtained by contacting the Company’s Investor Relations Department at 3130 Gateway Drive, Norcross, Georgia, telephone number (770) 441-2051.  All of these materials (and all other merger documents filed with the SEC) will also be made available at no charge at the SEC’s website (www.sec.gov).

The Company and its officers and directors, under the SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations, and interests of certain of the Company’s officers and directors, as well as other matters, in the Company’s proxy statement for its 2010 annual meeting of shareholders and the proxy statement and other relevant materials which will be filed with the SEC in connection with the merger. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the proxy statement relating to the merger.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including, among others, statements regarding the anticipated acquisition of the Company by IVD Holdings Inc. and IVD Acquisition Corporation, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future events and involve risks and uncertainties that actual events may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to, uncertainties as to how many of the Company’s shareholders will tender their stock in the offer, the possibility that competing offers will be made, unexpected costs or liabilities, the result of the review of the proposed transaction by various regulatory agencies and any conditions imposed in connection with the consummation of the transaction, and the possibility that various closing conditions for the transaction may not be satisfied or waived.  Other factors that may cause actual results to differ materially include those set forth in the reports that the Company files from time to time with the SEC, including its annual report on Form 10-K for the year ended May 31, 2010 and quarterly and current reports on Form 10-Q and Form 8-K. These forward-looking statements reflect the Company’s expectations as of the date hereof. The Company undertakes no obligation to update the information provided herein.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

99.1	Letter to Company employees, dated July 5, 2011
99.2	Letter to Company customers, dated July 5, 2011
99.3	Frequently Asked Questions for Company employees, dated July 5, 2011
99.4	Letter to Company suppliers, dated July 5, 2011
99.5	Employee conference call script, dated July 5, 2011
99.6	Senior leadership talking points, dated July 5, 2011
99.7	Letter to Company third party distributors, dated July 5, 2011
99.8	Letter to Company Scientific Advisory Board, dated July 5, 2011

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCOR, INC.

Date: July 5, 2011	By:	/s/ Philip H. Moïse
Philip H. Moïse
Executive Vice President and General Counsel

Exhibit Index

99.1	Letter to Company employees, dated July 5, 2011
99.2	Letter to Company customers, dated July 5, 2011
99.3	Frequently Asked Questions for Company employees, dated July 5, 2011
99.4	Letter to Company suppliers, dated July 5, 2011
99.5	Employee conference call script, dated July 5, 2011
99.6	Senior leadership talking points, dated July 5, 2011
99.7	Letter to Company third party distributors, dated July 5, 2011
99.8	Letter to Company Scientific Advisory Board, dated July 5, 2011